Exhibit 99.1
NASDAQ: AGRX 1 NASDAQ: AGRX Agile Therapeutics Corporate Presentation January 2023

NASDAQ: AGRX Forward - Looking Statements Certain information contained in this presentation and other matters discussed today or answers that may be given in response to questions may include “forward - looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We may, in some cases, use terms such as “predicts,” “believe s,” “potential,” “continue,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will, ” “ should” or other words that convey uncertainty of future events or outcomes to We may in some cases use terms such as “predicts,” “believes,” “potential,” “continue,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “likely,” “will, ” “ should” or other words that convey uncertainty of the future events or outcomes to identify these forward - looking statements. Our forward - looking statements are based on current beliefs and expectations of our management team that involve risks, potential changes in circumstances, assumptions, and uncertainties, including our projections regarding our net revenue and operating expenses for 20 23, statements regarding our ongoing and planned manufacturing and commercialization of Twirla ® , the potential market acceptance and uptake of Twirla, including the increasing demand for Twirla in the fourth quarter of 2022 and 2023, our partnership with Afaxys and its ability to promote growth, our product supply agreement with Nurx and its ability to educate patients about Twirla, our connected TV (CTV) campaign and its ability to promote growth, our future plans with respect to additional commercial products, our abilit y t o become cash flow positive, our prospects for future financing arrangements, and our financial condition, growth and strategies. Any or all of the forward - looking statements may turn out to be wrong or be affected by inaccurate assumptions we might make or by known or unknow n risks and uncertainties. These forward - looking statements are subject to risks and uncertainties including risks related to our ability to maintain regulatory approval of Twirla and the labeling under any approval we obtain, the ability of Corium to produce commer cia l supply in quantities and quality sufficient to satisfy market demand for Twirla, our ability to successfully enhance the comm erc ialization of and increase the uptake for Twirla, that factory sales for the fourth quarter of 2022 are not final and may be subject to cha nge, the size and growth of the markets for Twirla and our ability to serve those markets, regulatory and legislative developments in the United States and foreign countries, our ability to obtain and maintain intellectual property protection for Twirla and our product can didates, the effects of the ongoing COVID - 19 pandemic on our commercialization efforts, clinical trials, supply chain, operations and the ope rations of third parties we rely on for services such as manufacturing, marketing support and sales support, as well as on our potent ial customer base, our ability to maintain compliance with the listing requirements of the Nasdaq Capital Market and the other ri sks set forth in our filings with the U.S. Securities and Exchange Commission, including our Annual Report on Form 10 - K and our Quarterl y Reports on Form 10 - Q. For all these reasons, actual results and developments could be materially different from those expressed in or implied by our forward - looking statements. You are cautioned not to place undue reliance on these forward - looking statements, wh ich are made only as of the date of this press release. We undertake no obligation to publicly update such forward - looking statement s to reflect subsequent events or circumstances. 2

NASDAQ: AGRX NASDAQ: AGRX Company & Product Overview 3

NASDAQ: AGRX • Agile Therapeutics ® is a commercial - stage women’s healthcare company dedicated to fulfilling the unmet health needs of today’s women • Our product and product candidates are designed to offer women more freedom and flexibility through additional contraceptive options • Currently focused on growth of our first FDA - approved product Twirla ® (levonorgestrel and ethinyl estradiol) transdermal system • Headquartered in Princeton, NJ Who We Are Establish Agile in Contraceptive Market by Growing Twirla ® Become a Contraceptive Market Leader Broaden Women’s Health Portfolio in Areas of Unmet Need 4

Twirla® is the first and only birth control patch delivering a low dose of estrogen.[1-5]

A LOWER ESTROGEN DOSE THAN OTHER CONTRACEPTIVE PATCHES

Twirla delivers 30 mcg of estrogen daily, **the lowest exposure of estrogen in a transdermal contraceptive option.**[2-4]


Twirla

Not actual size.
For illustrative purposes only.

WOVEN, FLEXIBLE FABRIC

Only Twirla uses **Skinfusion® patch technology** for consistent drug delivery and to help maintain adhesion. Twirla is made with a soft, flexible fabric designed to contour with a woman's body.


skinfusion

DEMONSTRATED SAFETY PROFILE

In the SECURE Trial, conducted in a large and diverse group of women, **Twirla was found to be a safe and well-tolerated weekly option** in women with a BMI <30 kg/m² for whom a combined hormonal contraceptive is appropriate.[1,2]

PURPOSEFULLY INCLUSIVE TRIAL

Efficacy and safety were established in a purposefully inclusive trial that featured a diverse study population, **closely representative of the demographics of women across the US.**[1]

Twirla® is a weekly hormonal birth control patch for women with a body mass index (BMI) less than 30 kg/m² who can become pregnant. Twirla is less effective in women with a BMI of 25 kg/m² or more and should not be used in women whose BMI is 30 kg/m² or more.

References: **1.** Nelson AL, Kaunitz AM, Kroll R, et al. Efficacy, safety, and tolerability of a levonorgestrel/ethinyl estradiol transdermal delivery system: phase 3 clinical trial results. *Contraception*. 2021;103(3):137-143. **2.** Twirla [prescribing information]. Princeton, NJ: Agile Therapeutics, Inc.; 2020. **3.** Xulane [prescribing information]. Morgantown, WV: Mylan Pharmaceuticals; 2020. **4.** Zafemy [prescribing information]. Bridgewater, NJ: Amneal Pharmaceuticals LLC; 2021. **5.** Centers for Disease Control and Prevention. U.S. medical eligibility criteria for contraceptive use, 2016. *MMWR Morb Mortal Wkly Rep*. 2016;65(3):1-104.

Agile THERAPEUTICS NASDAQ: AGRX

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NASDAQ: AGRX NASDAQ: AGRX Twirla: Birth Control Designed to Fit Her Life Weekly. Self - Administered. Just 3 Patches a Month. Stop and take it every day, ideally at the same time each day for at least 21 days each month. During the fourth week of the cycle, she wears no patch and should expect her period. THE DAILY PILL ROUTINE: WITH TWIRLA , SHE CHANGES THE PATCH JUST ONCE A WEEK FOR 3 WEEKS EACH MONTH TWIRLA MAY BE APPLIED TO ONE OF THE FOLLOWING LOCATIONS ON THE SKIN Buttock Abdomen Upper Torso (excluding breasts) 6

NASDAQ: AGRX 7 Current Focus: Grow Twirla & Generate Positive Cash Flow Become a Contraceptive Market Leader Broaden Women’s Health Portfolio in Areas of Unmet Need Establish Agile in Contraceptive Market by Growing Twirla ®

NASDAQ: AGRX NASDAQ: AGRX Twirla Performance Update 8

Q3 2022 Net Revenue Growth

	Q3 2022	Q2 2022	% Change
Net Revenue (vs. Q2 2022)	$3.0M	$2.1M	+43%

	Q3 2022	Q3 2021	% Change
Net Revenue (vs. Q3 2021)	$3.0M	$1.3M	+131%

Agile Therapeutics NASDAQ: AGRX
4

NASDAQ: AGRX 10 Twirla Demand: Retail vs. Non - Retail (Quarterly) 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 1Q 2021 2Q 2021 3Q 2021 4Q 2021 1Q 2022 2Q 2022 3Q 2022 Quarterly Totals Retail Cycles Non - Retail Cycles 2,476 8,670 9,744 12,849 16,602 21,083 28,450

NASDAQ: AGRX 11 Consecutive Quarters of Accelerated Factory Sales Growth (Cycles) and Reduced Non - GAAP OPEX $18.2 $15.8 $11.3 $9.2 14,196 16,818 21,552 33,282 0 5,000 10,000 15,000 20,000 25,000 30,000 35,000 $0.0 $5.0 $10.0 $15.0 $20.0 $25.0 $30.0 $35.0 $40.0 $45.0 Q4 2021 Q1 2022 Q2 2022 Q3 2022 +18.5% +28.1% Total Cycles: Factory Sales Non - GAAP OPEX +54.4% Reconciliations of non - GAAP to GAAP financial measures are available in our third quarter 2022 earnings press release and elsewhere in this presentation.

NASDAQ: AGRX 12 Q3 2022 Results: Business Plan is Performing Net Revenue Non - GAAP OPEX Q3 2022 Q2 2022 Q3 2021 $3.0M $9.2M $2.1M $11.3M +43% - 19% $1.3M $14.4M +131% - 36% Net Revenue Thru Sept. 30, 2022 $6.9M $36.3M $2.6M $46.3M +165% - 22% Thru Sept. 30, 2021 % Change % Change % Change Q3 2022 vs. Q2 2022 Q3 2022 vs. Q3 2021 YTD 2022 vs. YTD 2021 Reconciliations of non - GAAP to GAAP financial measures are available in our third quarter 2022 earnings press release and elsewhere in this presentation. Non - GAAP OPEX

NASDAQ: AGRX 13 Fourth Quarter 2022 Twirla Fac tory Sales Expected to be approximately 43,200 Total Cycles – a 30% Increase from Third Quarter 2022 Fourth Quarter 2022 Update & Full Year 2023 Outlook Full Year 2022 Twirla Factory Sales Expected to be approximately 113,600 Total Cycles – a 232% Increase from Full Year 2021 Full Year 2023 Net Revenue Expected to be in Range of $25 - $30 Million with OPEX Levels Expected to Remain Similar to Second Half 2022 Company is Actively Pursuing Business Development Opportunities Focused on Adding Commercial Women’s Health Products and Potentially Reducing Timeline Required to Generate Positive Cash Flow NASDAQ: AGRX 13

NASDAQ: AGRX NASDAQ: AGRX Twirla Business Plan: Potential For Further Upside 14

NASDAQ: AGRX 15 Non - Retail Channel Growth Driver: Afaxys Partnership • From the end of the second quarter 2022 to the end of the third quarter 2022, non - retail cycles purchased grew 361% (1,404 to 6,479). • Growth driven by Afaxys - led promotion to the Planned Parenthood network. • Third quarter included conversion of Planned Parenthood accounts in California. • The Company believes there is additional potential for Twirla volume growth in this channel based on the reach of the Afaxys customer network.

NASDAQ: AGRX 16 Retail Channel Growth Driver: Twirla CTV Commercial • Relaunched promotion of DTC Connected TV (CTV) commercial to coincide with back - to - school months , which have historically been active time of year for contraception decisions • Targeted focus on five states with potentially strong Twirla reimbursement coverage estimated to reach 45% of U.S. women between ages 18 - 24 • Initial run of CTV commercial in April garnered positive results that helped raise awareness, trial, and adoption of Twirla

NASDAQ: AGRX 17 Retail Channel Growth Driver: Telemedicine • Collaboration with female telemedicine leader Nurx will make Twirla an available option to Nurx patients .. • Nurx medical providers have prescribed contraception to more than 1 million patients .. • Shared marketing initiative designed to raise Twirla awareness among Nurx’s large contraceptive patient network. • Full launch of Nurx collaboration occurred in fourth quarter 2022 and impact on the retail channel expected to be realized in 2023 ..

NASDAQ: AGRX 18 Potential Upside to our Plan for Growth in Second Half 2022 & Beyond Business Plan for Growth in 2H22 Non - Retail Growth Driver Retail Growth Drivers Grow Twirla & Generate Positive Cash Flow Potential Upside for Growth • If ACA coverage of new contraceptives like Twirla improves, greater growth upside can potentially be achieved • Agile will continue to execute on established business plan to grow Twirla and we believe plan can achieve Company profitability despite ACA challenges

NASDAQ: AGRX NASDAQ: AGRX We Believe Strategic Partnerships Can Help us Expand our Business The Company believes that building a U.S. women’s health franchise on the foundation of Twirla’s commercial success can enhance value for our shareholders. Continued growth of Twirla is our primary focus. We have sought out and will continue to explore partnerships and opportunities that leverage our existing infrastructure: • Evaluation of our internal pipeline candidates will continue throughout 2022 • Exploring potential acquisition of new assets to expand our reach in women’s health Beyond Twirla, opportunities include: • Co - promotion within the U.S. • Partnerships outside of the U.S. • Other opportunities that will enhance shareholder value 19

NASDAQ: AGRX 20 NASDAQ: AGRX Appendix

NASDAQ: AGRX 21 Summary of Lack of Compliance with ACA Contraceptive Mandate • The ACA requires health plans and insurers to cover all contraceptives at $0 cost share if determined to be the most medically appropriate. • We have heard from both patients and providers about challenges in obtaining the produc t that has been deemed most appropriate for them by some insurers. • With the overturning of Roe v. Wade , it is critical that women do not encounter barriers when trying to obtain the contraceptive that will work best for them • Agile Therapeutics continues to work with both patients and providers to make them aware of our product and the ability to have a lower dose option in a transdermal contraceptive. • Agile Therapeutics is appreciative of the work by the Biden administration to ensure all women have access to the birth control product that has been deemed most appropriate for them in discussions between them and their provider. • As plans begin to evaluate their practices to comply with requirements, access to newer contraceptives like Twirla is expected to improve

NASDAQ: AGRX 22 Three Months Ended Nine Months Ended September 30, Q3 2022 Q2 2022 Q1 2022 Q4 2021 Q3 2021 2022 2021 GAAP Operating expenses $20,285 $11,293 $15,807 $18,170 $14,350 $47,383 $46,217 Non - GAAP adjustment: Loss on disposition of assets $11,122 - - - - $11,122 - Non - GAAP operating expenses $ 9,163 $11,293 $11,293 $11,293 $14,350 $36,261 $46,217 Reconciliation of Non - GAAP Financial Measures (unaudited)